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                                                                    EXHIBIT 10.2


                                                                             Dir
                                                                             DSU
                                                                            1997

                              RJR NABISCO HOLDINGS CORP.

                           EQUITY INCENTIVE AWARD PLAN FOR
                             DIRECTORS AND KEY EMPLOYEES
                            OF RJR NABISCO HOLDINGS CORP.
                                   AND SUBSIDIARIES

                            DEFERRED STOCK UNIT AGREEMENT

                            DATE OF GRANT: APRIL 16, 1997


                                 W I T N E S S E T H:

    1. GRANT. Pursuant to the provisions of the Equity Incentive Award Plan For Directors and Key Employees of RJR Nabisco Holdings Corp. and Subsidiaries (the "Plan"), RJR Nabisco Holdings Corp. (the "Company") on the above date has granted to

                     ((FIRSTNAME)) ((LASTNAME))  (THE "GRANTEE"),

subject to the terms and conditions which follow and the terms and conditions of the Plan, a Grant of

                              1,000 DEFERRED STOCK UNITS.

A copy of the Plan is attached and made a part of this agreement with the same effect as if set forth in the Agreement itself. All capitalized terms used herein shall have the meaning set forth in the Plan, unless the context requires a different meaning.

    2. VALUE OF DEFERRED STOCK UNITS. Each Deferred Stock Unit shall be equal in value to one share of Common Stock.

    3. DIVIDENDS. As of the date any dividend is paid to shareholders of Common Stock, the Grantee shall be credited with additional Deferred Stock Units equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased at the closing price of Common Stock on such date with the dividend paid on the number of shares of Common Stock to which the Grantee's Deferred Stock Units are then equivalent. In case of dividends paid in property, the dividend shall be deemed to be the fair market value of the property at the time of distribution of the dividend, as determined by the Committee.

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    4.  PAYMENT OF DEFERRED STOCK UNITS.

    (a) Unless a Grantee has elected to receive installment payments as provided below, payment of a Grantee's Deferred Stock Units shall be made in one lump-sum as soon as practicable following the end of the year in which the Grantee ceases to be a Director.

    At the election of the Grantee made in writing and delivered to the Committee at any time on or before December 1 of the year of termination of the Grantee's service as a Director, distribution of all of his or her Deferred Stock Units, commencing as soon as practicable following the end of the year in which the Grantee ceases to be a Director, shall be made in any number of annual installments not exceeding ten. Any such election, unless made irrevocable by its terms, may be changed by written notice to the Committee at any time prior to December 1 of the year of a Grantee's termination of service as a Director.

    (b) Distribution of a Grantee's Deferred Stock Units shall be made in cash. The amount of distribution shall be determined by multiplying the number of Deferred Stock Units attributable to the installment by the average of the closing price in Common Stock on each business day in the month of December immediately prior to the year in which the installment is to be paid.

    (c) In the event a Grantee has elected to receive distribution of his or her Deferred Stock Units in more than one installment, the amount of each installment shall be determined by multiplying the remaining number of Deferred Stock Units by a fraction, the numerator of which is one, and the denominator of which is the number of installments yet to be paid.

    5. TRANSFERABILITY. Other than as specifically provided in the Plan with regard to the death of the Grantee, this Agreement and any benefit provided or accruing hereunder shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Grantee, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Grantee.

    6. CONSIDERATION TO THE COMPANY. In consideration of the Grant by the Company, the Grantee agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in the service of the Company or any Subsidiary as a director or in any other capacity or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and their respective shareholders, which are hereby expressly reserved, in connection with the removal of the Grantee from the Board of Directors of the Company or any Subsidiary at any time for any reason whatsoever, with or without cause, subject to applicable law and the relevant certificate of incorporation and bylaws.

    7. ADJUSTMENTS IN DEFERRED STOCK UNITS. In the event that the outstanding shares of the Common Stock subject to the Grant are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, spinoff, combination


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of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which the Grant, shall be equivalent. Any adjustment made by the Committee shall be final and binding upon the Grantee, the Company and all other interested persons.

    8. APPLICATION OF LAWS. The Grant and the obligations of the Company hereunder shall be subject to all applicable laws, rules, and regulations and to such approvals of any governmental agencies as may be required.

    9. TAXES. Any taxes required by federal, state, or local laws to be withheld by the Company on the grant or payment of Deferred Stock Units shall be paid to the Company before payment of the Deferred Stock Units is made to the Grantee.

    10. NOTICES. Any notices required to be given hereunder to the Company shall be addressed to The Secretary, RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, NY 10019-6013 and any notice required to be given hereunder to the Grantee shall be sent to the Grantee's address as shown on the records of the Company.

    11. GRANTEE. In consideration of the grant, the Grantee specifically agrees that the Committee shall have the exclusive power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretation and determinations made by the Committee shall be final, conclusive, and binding upon the Grantee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement. The Committee may delegate its interpretive authority to an officer or officers of the Company.

    12.  OTHER PROVISIONS.
         (a) Titles are provided herein for convenience only and are not to serve as a basis for interpretation of the Agreement.

         (b) This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

         (c)  THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE
INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAWS.

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    IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the
Grantee have executed this Agreement as of the Date of Grant first above written.

                                       RJR NABISCO HOLDINGS CORP.


                                       By___________________________
                                         Authorized Signatory
______________________________
         GRANTEE

                                            Grantee's Home Address
Date:_________________________
                                            ______________________________
Grantee's Taxpayer Identification Number:
                                            ______________________________

________________________________            ______________________________


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